EXHIBIT 24

                  Power of Attorney of Director and/or Officer

         The undersigned director of Titan Motorcycle Co. of America, does hereby make, constitute and appoint Frank S. Keery and Robert P. Lobban, and either of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director of said Corporation to an Annual Report on Form 10-KSB or other applicable form, and all amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1934, as amended, with all exhibits thereto and other supporting documents, granting unto said attorneys-in-fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this day of March, 1997.


                                                       /s/ Tony Turner
                                                       -------------------------
                                                       H.B. Tony Turner

                  Power of Attorney of Director and/or Officer

         The undersigned director of Titan Motorcycle Co. of America, does hereby make, constitute and appoint Frank S. Keery and Robert P. Lobban, and either of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director of said Corporation to an Annual Report on Form 10-KSB or other applicable form, and all amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1934, as amended, with all exhibits thereto and other supporting documents, granting unto said attorneys-in-fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

          IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this day of March, 1997.


                                                       /s/ Harry H. Birkenruth
                                                       -------------------------
                                                       Harry H. Birkenruth


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